CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT


I, Julian Sluyters, Chief Executive Officer of DB Hedge Strategies Fund LLC (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 3, 2005               /s/ Julian Sluyters
     --------------------         ----------------------------------------------
                                  Julian Sluyters, Chief Executive Officer
                                  (principal executive officer)


I,  Alexandra   Toohey,   Treasurer  of  DB  Hedge   Strategies  Fund  LLC  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  June 3, 2005               /s/ Alexandra Toohey
     --------------------         ----------------------------------------------
                                  Alexandra Toohey, Treasurer
                                  (principal financial officer)